Exhibit 10.1
AMENDMENT AND SUPPLEMENT NO. 2
to
Amended And Restated Security Agency Agreement
     THIS AMENDMENT AND SUPPLEMENT NO. 2 (this “Supplement”) dated as of March 12, 2010 amends and supplements the Amended and Restated Security Agency Agreement (as previously amended and supplemented, the “SAA”) dated as of October 6, 2005 among BANK OF AMERICA, N.A. (“Bank of America”), as Global Administrative Agent (as defined therein) on behalf of the Global Lenders (as defined therein), certain other creditors (or the representatives of such creditors) of ProLogis, a Maryland real estate investment trust (“ProLogis”), and Bank of America, as Collateral Agent (as defined therein).
RECITALS
     WHEREAS, Bank of America, in its capacity as Global Administrative Agent, Collateral Agent and ProLogis are parties to the SAA;
     WHEREAS, Global Administrative Agent, Collateral Agent and ProLogis have agreed to amend certain provisions of the SAA; and
     WHEREAS, (a) the Required Lenders under and as defined in the Global Credit Agreement (as defined in the SAA) have approved and agreed to this Supplement and authorized and directed Global Administrative Agent to sign this Supplement on their behalf; and (b) the Majority Credit Parties (as defined in the SAA) have approved and agreed to this Supplement and authorized and directed Collateral Agent to sign this Supplement on their behalf;
     NOW, THEREFORE, Global Administrative Agent (in such capacity and on behalf of Global Lenders that constitute Majority Credit Parties), Collateral Agent and ProLogis agree as follows:
SECTION 1. DEFINITIONS AND INTERPRETATION.
     (a) In addition to terms defined in the preamble and recitals to this Supplement, capitalized terms have the respective meanings set forth in the SAA unless otherwise defined herein or the context otherwise requires.
     (b) The rules of interpretation set forth in Section 1.2 of the Global Credit Agreement shall apply in interpreting this Supplement (including all Attachments hereto) as if such rules were fully set forth herein.
SECTION 2. AMENDMENTS.
     (a) Section 1(a) of the SAA is amended by adding the following definitions in appropriate alphabetical sequence:
     “Indenture” means the Indenture dated as of March 1, 1995 between ProLogis (then known as Security Capital Industrial Trust) and US Bank Trust
Amendment and Supplement No. 2
to Amended and Restated
Security Agency Agreement

National Association (as successor to State Street Bank and Trust Company), as trustee.
     “Note Agreement” means (i) the Indenture, (ii) the Trust Deed and (iii) any other indenture, trust deed or similar document governing indebtedness of ProLogis or an Affiliate thereof that ProLogis specifies, in the Notice of Designated Senior Debt delivered to Collateral Agent with respect to such indebtedness, is to be a “Note Agreement” hereunder.
     “Trust Deed” means the Trust Deed dated as of April 13, 2004 among PLD International Finance LLC, ProLogis and ABN AMRO Trustees Limited, as Trustee, pursuant to which PLD International Finance LLC issued €350,000,000 of 4.375% Notes due 2011.
     (b) Section 1(a) is further amended by replacing the definitions of “Financing Agreements”, “Noteholder” and “Representative” with the following, respectively:
     “Financing Agreements” means this Agreement, the Global Credit Agreement, each Other DSD Agreement (including the Indenture and the Trust Deed), each Hedging Agreement, each Security Document, each Guaranty and any other instrument, document or agreement entered into in connection with any of the foregoing or any Credit Obligation.
     “Noteholder” means the holders of (a) debt securities issued under the Indenture, (b) debt securities issued under the Trust Deed and (c) any other publicly-traded debt securities issued by ProLogis or an Affiliate thereof that have been designated by ProLogis as Other DS Debt, in each case in their capacities as holders of such securities and not in any other capacity.
     “Representative” means (a) with respect to Credit Obligations arising under the Indenture, the trustee under the Indenture and any successor thereto in such capacity; (b) with respect to Credit Obligations arising under the Trust Deed, the trustee under the Trust Deed and any successor thereto in such capacity, and (c) with respect to any other Credit Obligations, the agent, trustee or other representative for the holders of such Credit Obligations; provided that if there is no such agent, trustee or other representative for any holder of such other Credit Obligations, then “Representative” shall mean such holder.
     (c) Sections 8(d) and (e) of the SAA are amended in their entirety to read as follows, respectively:
     (d) Subject to any limitation set forth in the applicable Financing Agreement or Notice of Designated Senior Debt (and, in the case of the Indenture, the Trust Deed and any other Note Agreement, subject to compliance with the requirements of Section 8(e)), ProLogis may revoke the classification of Designated Senior Debt with respect to all, but not less than all, of the indebtedness arising under any Financing Agreement upon delivery of notice to Collateral Agent in the manner provided in Section 11(a).
     (e) Notwithstanding anything contained herein to the contrary (but subject to the proviso below), ProLogis may, by notice to Collateral Agent, (i) revoke the
Amendment and Supplement No. 2
to Amended and Restated
Security Agency Agreement

classification of any one or more of the Indenture, the Trust Deed or any other Note Agreement as an Other DSD Agreement, and concurrently revoke the classification of all, but not less than all, of the indebtedness arising under the Indenture, the Trust Deed or such other Note Agreement, as the case may be, as Other DS Debt, in any such case not less than 90 days after disclosing such revocation (in a footnote or otherwise) in a Form 10-Q or 10-K filed with the United States Securities Exchange Commission (and upon such revocation, the obligations under the Indenture, the Trust Deed or such other Note Agreement, as the case may be, shall no longer constitute Designated Senior Debt or Credit Obligations); provided that ProLogis may (in its sole discretion), by notice to Collateral Agent, agree that it will not, at any time prior to a date (or the occurrence of an event) specified by ProLogis in such notice, revoke the Designated Senior Debt classification of the indebtedness arising under any one or more of the Indenture, the Trust Deed or any other Note Agreement, in which case the classification of the applicable indebtedness may not be revoked until such specified date (or the occurrence of such event).
SECTION 3. NOTICE OF NON-REVOCATION.
     ProLogis hereby notifies Collateral Agent that it will not, at any time prior to the earlier of (i) August 21, 2012 or (ii) the date on which the Global Credit Agreement terminates, revoke the Designated Senior Debt classification of any indebtedness of ProLogis under the Indenture or the Trust Deed.
SECTION 4. MISCELLANEOUS.
     (a) Nothing contained in this Supplement constitutes a waiver, amendment or modification of any provision of the Global Credit Agreement or any other Loan Document (as defined in the Global Credit Agreement) other than the SAA.
     (b) The provisions of Sections 11(f), (j), (k), (m), (p) and (q) of the SAA are incorporated herein by reference as if fully set forth herein, mutatis mutandis.
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Amendment and Supplement No. 2
to Amended and Restated
Security Agency Agreement

     IN WITNESS WHEREOF, the undersigned have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

BANK OF AMERICA, N.A., as Global Administrative Agent, individually in such capacity and on behalf of the Majority Credit Parties
By:	/s/ Will T. Bowers, Jr.
Will T. Bowers, Jr.
Senior Vice President

BANK OF AMERICA, N.A., as Collateral Agent
By:	/s/ Will T. Bowers, Jr.
Will T. Bowers, Jr.
Senior Vice President

Signature Page to Amendment and Supplement No. 2 to
Amended and Restated Security Agency Agreement

Acknowledged and agreed: PROLOGIS, a Maryland real estate investment trust
By:	/s/ Phillip D. Joseph, Jr.
Phillip D. Joseph, Jr.
Senior Vice President and Treasurer

Signature Page to Amendment and Supplement No. 2 to
Amended and Restated Security Agency Agreement